Exhibit 99.1
Clearwater Analytics Announces Fourth Quarter and Full Year 2023 Financial Results

Q4 2023 Revenue of $99.0 million, up 20% year-over-year
Full Year 2023 Revenue of $368.2 million, up 21% year-over-year
Q4 2023 Adjusted EBITDA margin of 30.3%; Q4 2023 Free Cash Flows of $22.5 million
Q4 2023 Gross Revenue Retention Rate of 98%; Net Revenue Retention Rate of 107%

BOISE, Idaho — February 28, 2024 — Clearwater Analytics Holdings, Inc. (NYSE: CWAN) (“Clearwater Analytics” or the “Company”), a leading provider of SaaS-based investment management, accounting, reporting, and analytics solutions, today announced its financial results for the quarter ended December 31, 2023.

	Fourth Quarter 2023	Full Year 2023
Revenue	$99.0 million	$368.2 million
Year-over-Year Revenue Growth %	19.8%	21.3%
Annualized Recurring Revenue (ARR)[1]		$379.1 million
Year-over-Year ARR Growth %		17.2%
Net Loss	$(3.4) million	$(23.1) million
Net Loss Margin %	(3.5)%	(6.3)%
Adjusted EBITDA	$30.0 million	$105.9 million
Adjusted EBITDA Margin %	30.3%	28.8%
1ARR is a point in time metric, therefore fourth quarter 2023 and full year 2023 results are the same.

“We had a strong 2023, and the durability of our business was on full display as we delivered a full year revenue growth of 21%, while meaningfully improving both gross margin and Adjusted EBITDA. The number of $1 million-plus clients grew by 28% over the last year, which is a testament to the advanced capabilities of our platform, now fully transitioned to the public cloud. With this transition complete, we are very excited to allocate more than 60% of R&D capacity to fueling growth,” said Sandeep Sahai, Chief Executive Officer. “Thanks to the continuing advances in using machine learning and artificial intelligence for operational efficiency and the increasing network effect, the operations team was actually smaller at the end of 2023 than it was at the beginning of the year, demonstrating the disruptive nature of a single instance, multi-tenant business model. We recorded our best-ever customer satisfaction and NPS scores and more than 150 programs went live on our platform this past year. Finally, we are thrilled to welcome three new senior executives to the Company, bolstering our presence in Europe and Asia. Throughout our journey, we remain dedicated to fulfilling the long-term needs of our clients and relentlessly pushing the boundaries of innovation across the investment lifecycle.”

Fourth Quarter 2023 Financial Results Summary

•Revenue: Total revenue for the fourth quarter of 2023 was $99.0 million, an increase of 19.8%, from $82.7 million in the fourth quarter of 2022.

•Gross Profit: Gross profit for the fourth quarter of 2023 increased to $70.7 million, compared with $59.7 million in the fourth quarter of 2022. Non-GAAP gross profit for the fourth quarter of 2023 was $76.2 million, which equates to a 77.0% non-GAAP gross margin and an increase of 120 basis points over the fourth quarter of 2022.

•Net Income/(Loss): Net loss for the fourth quarter of 2023 was $3.4 million compared with net loss of $2.0 million in the fourth quarter of 2022. Net loss for the fourth quarter included total equity-based compensation expense and related payroll taxes of $23.7 million, which decreased compared to the third quarter as the full year revenue growth of JUMP products did not meet the performance vesting for threshold RSUs related to the JUMP acquisition, resulting in a reversal of $6.9 million of expense previously recognized in the year. Non-GAAP net income for the fourth quarter of 2023 increased to $24.1 million from $17.2 million in the fourth quarter of 2022.

•Adjusted EBITDA: Adjusted EBITDA for the fourth quarter of 2023 was $30.0 million, up from $24.3 million in the fourth quarter of 2022. Adjusted EBITDA margin for the fourth quarter of 2023 was 30.3%, an increase of 80 basis points over the fourth quarter of 2022.

•Cash Flows: Operating cash flows for the fourth quarter of 2023 were $24.1 million. Free cash flows for the fourth quarter of 2023 increased to $22.5 million from $16.6 million in the fourth quarter of 2022. For the full year 2023, free cash flow was $79.0 million, an increase of 57.2% over the full year 2022.
•Net Loss Per Share and Non-GAAP Net Income Per Share attributable to Clearwater Analytics Holdings, Inc.: Net loss per basic and diluted share was $0.02 in the fourth quarter of 2023. For the full year of 2023, net loss per basic and diluted share was $0.11. For the fourth quarter of 2023, non-GAAP net income per basic share was $0.12, and non-GAAP net income per diluted share was $0.10.

•Cash, cash equivalents, and investments were $317.7 million as of December 31, 2023, compared to $255.6 million as of December 31, 2022. Total debt, net of debt issuance cost, was $48.0 million as of December 31, 2023.

Fourth Quarter 2023 Key Metrics Summary

•Annualized Recurring Revenue: As of December 31, 2023, annualized recurring revenue (“ARR”) reached $379.1 million, an increase of 17.2% from $323.5 million as of December 31, 2022.

ARR is calculated at the end of a period by dividing the recurring revenue in the last month of such period by the     number of days in the month and multiplying by 365.

•Gross Revenue Retention Rate: As of December 31, 2023, the gross revenue retention rate was 98%, consistent with the Company’s gross revenue retention rate as of December 31, 2022. The Company has reported a gross revenue retention rate of 98% for nineteen out of the twenty prior quarters.

Gross revenue retention rate represents annual contract value (“ACV”) at the beginning of the 12-month period             ended on the reporting date less client attrition over the prior 12-month period, divided by ACV at the beginning of the 12-month period, expressed as a percentage. ACV is comprised of annualized recurring revenue plus contracted-not-billed revenue, which represents the estimated annual contracted revenue for new and existing client opportunities prior to revenue recognition.

•Net Revenue Retention Rate: As of December 31, 2023, the net revenue retention rate was 107%, compared to
106% as of December 31, 2022.

Net revenue retention rate is the percentage of recurring revenue from clients on the platform for 12 months and includes changes from the addition, removal, or value of assets on our platform, contractual changes that have an impact to annualized recurring revenues and lost revenue from client attrition.

•Clients: As of December 31, 2023, the Company had 1,349 clients, and 86 clients that contributed at least $1.0 million in ARR, an increase of 28.4% from 67 clients that contributed at least $1.0 million in ARR as of December 31, 2022.

•Assets Under Management (AUM): As of December 31, 2023, the platform processes and reports on $7.3 trillion assets daily, compared to $6.4 trillion assets daily as of December 31, 2022.
Recent Business Highlights

•Notably, while AUM on the Clearwater platform grew to $7.3 trillion, the Company ended 2023 at essentially the same headcount as the end of 2022.

•After completing its transition to the cloud, Clearwater Analytics now devotes more than 60% of its R&D resources to fostering innovation across our comprehensive suite of product offerings. R&D is focused on:

◦Investment Data Consolidation: Enhancing our products, like Clearwater Prism and Clearwater for IBOR, to provide a full 360-degree look at investment data for analytics and reporting, while bringing agility to investment managers and buy-side investors so they can improve efficiencies and increase AUM.
◦Asset Class and Funds Expansion: Delivery of more comprehensive solutions such as Clearwater LPx, Clearwater MLx, Clearwater LPx Clarity, Clearwater for Stable Value Funds and more, to provide the deep details required for compliance and risk across varying asset and fund classes.
◦Front and Middle Office Solutions: Expansion into new buyers across the investment lifecycle.
◦with products like Clearwater Risk & Analytics, Clearwater Performance & Attribution, Clearwater JUMP and Clearwater JUMP Start.
◦Platform Innovations: Applying innovations, such as Premium Close Package and Clearwater Tri-Partite Transactions, to our accounting and reporting platform for our existing clientele.
◦New Frontiers: Using the latest technologies, such as Clearwater’s CWIC apps and Clearwater Insights, to drive innovation across the investment lifecycle.

•Clearwater Analytics expanded its footprint within existing clients and added marquee clients such as AppsFlyer, Assured Life Association, Caisse Centrale de Réassurance, Carpenters’ Combined Funds Pension, Colcom Foundation, Cross River Bank, Equinix, Evergreen Annuity & Life Co, Federal Life Insurance Company, Globe Life, IQUW Administration Services Limited, Metropolitan Police Friendly Society Ltd., Millers Mutual Insurance Group, Openly Holdings Corp, Pro-Demnity Insurance Company, Ronald McDonald House Charities of Southern California, Salud Integral en la Montana, United Casualty and Surety Insurance Company, USA Underwriters, and Vermont Community Foundation.

•Clearwater Analytics successfully drove cross-sell and upsell motions in the fourth quarter. Highlights include:
◦A growing roster of clients, including Globe Life, that use both Clearwater’s JUMP solution for OMS/PMS and Clearwater’s accounting and reconciliation solution.
◦Noteworthy new Clearwater Prism clients who have chosen our market-leading next-gen investment data management hub for enhanced client portal and reporting.
◦The Clearwater for Stable Value solution was chosen by T. Rowe Price to support their growing stable value business.
◦Clearwater also welcomed its first clients for Clearwater MLx, a new solution for mortgage loan detailed accounting. The Company continued to capitalize on the market need for detailed LP accounting with our best-ever quarterly sales of Clearwater LPx, a full-service solution for private funds, and LPx Clarity, an extension of Clearwater LPx that provides look-through insight into private assets, facilitating asset allocation and risk management decisions.

•To support the Company’s global expansion efforts and go-to market strategy, Clearwater Analytics recently announced new leadership appointments. Shane Akeroyd has been named as Chief Strategy Officer, Keith Viverito as Managing Director for EMEA, and Ann-Sophie Skjoldager Bom as Sales Director for Strategic Asset clients.

•Clearwater Analytics published several reports in the fourth quarter, including the 2023 Insurer Cash and Short-Term Investment Management Market Outlook study, the 2024 Hong Kong & Singapore Insurance Industry Outlook report, and The Digital Promise: Operational Challenges, Approaches, and Progress for European Insurers.

•Clearwater Analytics announced that it won the Chartis Research RiskTech Buyside 50 Award in the Investment Lifecycle – Insurance/Pension Funds category. The RiskTech Buyside 50 rankings honor the top financial technology vendors in the investment management industry. For the second consecutive year, Clearwater Analytics received the highest score in breadth of coverage, depth of functionality, technology and techniques, strategy and innovation, and market presence.

First Quarter and Full Year 2024 Guidance

	First Quarter 2024	Full Year 2024
Revenue	$100.5 million	$431 million to $437 million
Year-over-Year Growth %	~19%	~17% to 19%
Adjusted EBITDA	$28.8 million	$135 million to $137 million
Adjusted EBITDA Margin %	~29%	~31%
Total equity-based compensation expense and related payroll taxes		~$106 million
Depreciation and Amortization		~$11 million
Non-GAAP effective tax rate		25%
Diluted non-GAAP share count		~258 million

Certain components of the guidance given above are provided on a non-GAAP basis only without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. The Company does not believe that this information is likely to be significant to an assessment of the Company’s ongoing operations.
Conference Call Details
Clearwater Analytics will hold a conference call and webcast on February 28, 2024, at 5:00 p.m. Eastern time to discuss fourth quarter and full year 2023 financial results, provide a general business update, and respond to analyst questions.
A live webcast of the call will also be available on the Company’s investor relations website. Please visit investors.clearwateranalytics.com at least fifteen minutes prior to the start of the event to register, download and install any necessary audio software.
If you are unable to participate live, a replay of the webcast will be available following the conference call on the Company’s investor relations website, along with the earnings press release, and related financial tables.
About Clearwater Analytics
Clearwater Analytics (NYSE: CWAN), a global, industry-leading SaaS solution, automates the entire investment lifecycle. With a single instance, multi-tenant architecture, Clearwater offers award-winning investment portfolio planning, performance reporting, data aggregation, reconciliation, accounting, compliance, risk, and order management. Each day, leading insurers, asset managers, corporations, and governments use Clearwater’s trusted data to drive efficient, scalable investing on more than $7.3 trillion in assets spanning traditional and alternative asset types. Additional information about Clearwater can be found at clearwateranalytics.com.

###

Investor Contact:
Joon Park | +1 415-906-9242 | investors@clearwateranalytics.com
Media Contact:
Claudia Cahill | +1 703-728-1221 | press@clearwateranalytics.com
Use of non-GAAP Information
This press release contains certain non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP effective tax rate, diluted non-GAAP share count and free cash flow.
The non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. However, the Company believes that this non-GAAP information is useful as an additional means for investors to evaluate its operating performance, when reviewed in conjunction with its GAAP financial statements. These measures should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP and, because these amounts are not determined in accordance with GAAP, they should not be used exclusively in evaluating the Company's business and operations. In addition, undue reliance should not be placed upon non-GAAP or operating information because this information is neither standardized across companies nor subjected to the same control activities and audit procedures that produce the Company's GAAP financial results.
The Company's non-GAAP statement of operations measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP effective tax rate, diluted non-GAAP share count and free cash flow, are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of its ongoing operations. These adjusted measures exclude the impact of share-based compensation and eliminate potential differences in results of operations between periods caused by factors such as financing and capital structures, taxation positions or regimes, restructuring, transaction expenses, impairment and other charges. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.
Use of Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company's possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.
Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater Analytics’ control, that may cause the Company's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from Clearwater Analytics’ current expectations and include, but are not limited to, the Company's ability to keep pace with rapid technological change and market developments, including artificial intelligence, competitors in its industry, the possibility that market volatility, a downturn in economic conditions or other factors may cause negative trends or fluctuations in the value of the assets on the Company’s platform, the Company's ability to manage growth, the Company's ability to attract and retain skilled employees, the possibility that the Company's solutions fail to perform properly, disruptions and failures in the Company's and third parties’ computer equipment, cloud-based services, electronic delivery systems, networks and telecommunications systems and infrastructure, the failure to protect the Company, its customers’ and/or its vendors’ confidential information and/or intellectual property, claims of infringement of others’ intellectual property, factors related to the Company's ownership structure and status as a “controlled company” as well as other risks and uncertainties detailed in Clearwater Analytics’ periodic public filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those discussed under “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 filed on March 3, 2023, those discussed under “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 that will be filed following this earnings release, and in other periodic reports filed by Clearwater Analytics with the SEC. These filings are available at www.sec.gov and on Clearwater Analytics’ website.
Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release and should not be relied upon as representing Clearwater Analytics’ expectations or beliefs as of any date subsequent to the time they are made. Clearwater Analytics does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater Analytics.
###

Clearwater Analytics Holdings, Inc.
Consolidated Balance Sheets
(In thousands, except share amounts and per share amounts, unaudited)

	December 31,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$221,765	$250,724
Short-term investments	74,457	4,890
Accounts receivable, net	92,091	72,575
Prepaid expenses and other current assets	27,683	28,157
Total current assets	415,996	356,346
Property and equipment, net	15,349	15,064
Operating lease right-of-use assets, net	22,554	24,114
Deferred contract costs, non-current	6,439	6,563
Debt issuance costs - line of credit	533	728
Other non-current assets	4,907	5,880
Intangible assets, net	26,132	29,456
Goodwill	45,338	43,791
Long-term investments	21,495	—
Total assets	$558,743	$481,942
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$3,062	$3,092
Accrued expenses and other current liabilities	49,535	42,119
Notes payable, current portion	2,750	2,750
Operating lease liability, current portion	6,551	5,851
Tax receivable agreement liability	18,894	12,200
Total current liabilities	80,792	66,012
Notes payable, less current maturities and unamortized debt issuance costs	45,828	48,492
Operating lease liability, less current portion	16,948	19,505
Other long-term liabilities	5,518	9,547
Total liabilities	149,086	143,556
Stockholders' Equity
Class A common stock, par value $0.001 per share; 1,500,000,000 shares authorized, 127,604,185 shares issued and outstanding as of December 31, 2023, 61,148,890 shares issued and outstanding as of December 31, 2022	128	61
Class B common stock, par value $0.001 per share; 500,000,000 shares authorized, 111,191 shares issued and outstanding as of December 31, 2023, 1,439,251 shares issued and outstanding as of December 31, 2022	—	1
Class C common stock, par value $0.001 per share; 500,000,000 shares authorized, 32,684,156 shares issued and outstanding as of December 31, 2023, 47,377,587 shares issued and outstanding as of December 31, 2022	33	47
Class D common stock, par value $0.001 per share; 500,000,000 shares authorized, 82,955,977 shares issued and outstanding as of December 31, 2023, 130,083,755 shares issued and outstanding as of December 31, 2022	83	130
Additional paid-in-capital	532,507	455,320
Accumulated other comprehensive income	2,909	609
Accumulated deficit	(181,331)	(186,647)
Total stockholders' equity attributable to Clearwater Analytics Holdings, Inc.	354,329	269,521
Non-controlling interests	55,328	68,865
Total stockholders' equity	409,657	338,386
Total liabilities and stockholders' equity	$558,743	$481,942

Clearwater Analytics Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenue	$99,019	$82,687	$368,168	$303,426
Cost of revenue(1)	28,335	22,973	107,127	87,784
Gross profit	70,684	59,714	261,041	215,642
Operating expenses:
Research and development(1)	33,728	24,553	123,925	94,120
Sales and marketing(1)	16,316	14,383	60,365	52,638
General and administrative(1)	18,050	16,903	93,496	63,767
Total operating expenses	68,094	55,839	277,786	210,525
Income (loss) from operations	2,590	3,875	(16,745)	5,117
Interest income, net	(1,979)	(1,276)	(6,401)	(1,137)
Tax receivable agreement expense	8,284	5,939	14,396	11,639
Other (income) expense, net	(669)	778	(1,874)	(50)
Loss before income taxes	(3,046)	(1,566)	(22,866)	(5,335)
Provision for income taxes	401	401	217	1,360
Net loss	(3,447)	(1,967)	(23,083)	(6,695)
Less: Net income (loss) attributable to non-controlling interests	739	941	(1,456)	1,272
Net loss attributable to Clearwater Analytics Holdings, Inc.	$(4,186)	$(2,908)	$(21,627)	$(7,967)

Net loss per share attributable to Class A and Class D common stock:
Basic and diluted	$(0.02)	$(0.02)	$(0.11)	$(0.04)

Weighted average shares of Class A and Class D common stock outstanding:
Basic and diluted	206,193,802	190,015,070	199,691,873	185,560,683

(1)Amounts include equity-based compensation as follows:

Cost of revenue	$3,378	$1,761	$12,215	$9,043
Operating expenses:
Research and development	7,346	3,947	24,739	17,950
Sales and marketing	4,622	3,259	15,843	12,711
General and administrative	6,975	7,955	51,650	25,987
Total equity-based compensation expense	$22,321	$16,922	$104,447	$65,691

Clearwater Analytics Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
OPERATING ACTIVITIES
Net loss	$(3,447)	$(1,967)	$(23,083)	$(6,695)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,593	1,640	9,929	5,139
Noncash operating lease cost	1,952	1,600	7,619	5,950
Equity-based compensation	22,321	16,922	104,447	65,691
Amortization of deferred contract acquisition costs	1,200	1,106	4,763	4,327
Amortization of debt issuance costs, included in interest expense	71	70	280	279
Accretion of discount on investments	(573)	—	(1,474)	—
Deferred tax benefit	(913)	(214)	(1,665)	(803)
Realized gain on investments	—	—	(89)	—
Changes in operating assets and liabilities, excluding the impact of business acquisitions:
Accounts receivable, net	(434)	(4,444)	(19,298)	(19,098)
Prepaid expenses and other assets	(3,068)	(6,659)	1,151	(4,956)
Deferred contract acquisition costs	(2,405)	(2,253)	(5,067)	(5,845)
Accounts payable	(224)	1,369	(115)	1,609
Accrued expenses and other liabilities	7,081	4,845	1,204	207
Tax receivable agreement liability	(61)	6,500	6,000	12,200
Net cash provided by operating activities	24,093	18,515	84,602	58,005
INVESTING ACTIVITIES
Purchases of property and equipment	(1,562)	(1,877)	(5,624)	(7,758)
Purchase of held to maturity investments	—	—	(3,004)	(3,000)
Purchases of available-for-sale investments	(13,160)	—	(124,178)	—
Proceeds from sale of available-for-sale investments	—	—	5,950	—
Proceeds from maturities of investments	15,280	—	31,801	—
Acquisition of business, net of cash acquired	—	(65,793)	—	(65,793)
Net cash provided by (used in) investing activities	558	(67,670)	(95,055)	(76,551)
FINANCING ACTIVITIES
Proceeds from exercise of options	274	10,358	4,738	18,284
Taxes paid related to net share settlement of equity awards	(5,895)	(624)	(20,784)	(3,189)
Proceeds from employee stock purchase plan	1,994	1,814	4,588	4,215
Repayments of borrowings	(688)	(688)	(2,749)	(2,750)
Payment of costs associated with the IPO	—	—	—	(214)
Payment of tax distributions	(2,149)	(117)	(2,184)	(117)
Payment of business acquisition holdback liability	(2,900)	—	(2,900)	—
Net cash provided by (used in) financing activities	(9,364)	10,743	(19,291)	16,229
Effect of exchange rate changes on cash and cash equivalents	813	613	785	(1,556)
Change in cash and cash equivalents during the period	16,100	(37,799)	(28,959)	(3,873)
Cash and cash equivalents, beginning of period	205,665	288,523	250,724	254,597
Cash and cash equivalents, end of period	$221,765	$250,724	$221,765	$250,724
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest	$924	$629	$3,454	$1,395
Cash paid for income taxes	$395	$619	$2,432	$2,044
NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment included in accounts payable and accrued expense	$435	$350	$435	$350
Business acquisition holdback liability included in accrued expense and other long-term liabilities	$—	$6,999	$—	$6,999
Tax distributions payable to Continuing Equity Owners included in accrued expenses	$2,945	$3,196	$2,945	$3,196

Clearwater Analytics Holdings, Inc.
Reconciliation of Net Loss to Adjusted EBITDA
(In thousands, unaudited)

	Three Months Ended December 31,
	2023		2022
	(in thousands, except percentages)
Net loss	$(3,447)	(3%)	$(1,967)	(2%)
Adjustments:
Interest income, net	(1,979)	(2%)	(1,276)	(2%)
Depreciation and amortization	2,593	3%	1,640	2%
Equity-based compensation expense and related payroll taxes	27,071	27%	15,935	19%
Equity-based compensation (benefit) expense related to JUMP acquisition	(3,411)	(3%)	1,821	2%
Tax receivable agreement expense	8,284	8%	5,939	7%
Transaction expenses	441	0%	384	0%
Other expenses(1)	430	0%	1,873	2%
Adjusted EBITDA	29,982	30%	24,349	29%
Revenue	$99,019	100%	$82,687	100%

	Year Ended December 31,
	2023		2022
	(in thousands, except percentages)
Net loss	$(23,083)	(6%)	$(6,695)	(2%)
Adjustments:
Interest income, net	(6,401)	(2%)	(1,137)	0%
Depreciation and amortization	9,929	3%	5,139	2%
Equity-based compensation expense and related payroll taxes	94,906	26%	64,704	21%
Equity-based compensation expense related to JUMP acquisition	13,172	4%	1,821	1%
Tax receivable agreement expense	14,396	4%	11,639	4%
Transaction expenses	2,052	1%	1,711	1%
Other expenses(1)	934	0%	3,954	1%
Adjusted EBITDA	105,905	29%	81,136	27%
Revenue	$368,168	100%	$303,426	100%
(1) Other expenses include management fees to our investors, provision for income taxes, foreign exchange gains and losses and other expenses that are not reflective of our core operating performance, including the costs to set up our Up-C structure and Tax Receivable Agreement.

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
	(in thousands)
Up-C structure expenses	$—	$—	$—	$158
Amortization of prepaid management fees and reimbursable expenses	698	694	2,592	2,486
Provision for income taxes	401	401	217	1,360
Other (income) expense, net	(669)	778	(1,874)	(50)
Total other expenses	$430	$1,873	$934	$3,954

Clearwater Analytics Holdings, Inc.
Reconciliation of Free Cash Flow
(In thousands, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net cash provided by operating activities	$24,093	$18,515	$84,602	$58,005
Less: Purchases of property and equipment	1,562	1,877	5,624	7,758
Free Cash Flow	$22,531	$16,638	$78,978	$50,247

Clearwater Analytics Holdings, Inc.
Reconciliation of Non-GAAP Information
(In thousands, except share amounts and per share amounts, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenue	$99,019	$82,687	$368,168	$303,426

Gross profit	$70,684	$59,714	$261,041	$215,642
Adjustments:
Equity-based compensation expense and related payroll taxes	3,411	1,801	12,734	9,083
Depreciation and amortization	2,102	1,093	7,999	3,290
Gross profit, non-GAAP	$76,197	$62,608	$281,774	$228,015
As a percentage of revenue, non-GAAP	77%	76%	77%	75%

Cost of Revenue	$28,335	$22,973	$107,127	$87,784
Adjustments:
Equity-based compensation expense and related payroll taxes	3,411	1,801	12,734	9,083
Depreciation and amortization	2,102	1,093	7,999	3,290
Cost of revenue, non-GAAP	$22,822	$20,079	$86,394	$75,411
As a percentage of revenue, non-GAAP	23%	24%	23%	25%

Research and development	$33,728	$24,553	$123,925	$94,120
Adjustments:
Equity-based compensation expense and related payroll taxes	7,035	4,013	24,221	18,016
Equity-based compensation expense related to JUMP acquisition	359	—	1,406	—
Depreciation and amortization	258	416	1,044	1,293
Research and development, non-GAAP	$26,076	$20,124	$97,254	$74,811
As a percentage of revenue, non-GAAP	26%	24%	26%	25%

Sales and marketing	$16,316	$14,383	$60,365	$52,638
Adjustments:
Equity-based compensation expense and related payroll taxes	4,636	3,937	16,419	13,389
Depreciation and amortization	148	87	589	286
Sales and marketing, non-GAAP	$11,532	$10,359	$43,357	$38,963
As a percentage of revenue, non-GAAP	12%	13%	12%	13%

General and administrative	$18,050	$16,903	$93,496	$63,767
Adjustments:
Equity-based compensation expense and related payroll taxes	11,989	6,184	41,532	24,216
Equity-based compensation (benefit) expense related to JUMP acquisition	(3,770)	1,821	11,766	1,821
Depreciation and amortization	85	44	297	270

Amortization of prepaid management fees and reimbursable expenses	698	694	2,592	2,486
Transaction expenses	441	384	2,052	1,711
Up-C structure expenses	—	—	—	158
General and administrative, non-GAAP	$8,607	$7,776	$35,258	$33,105
As a percentage of revenue, non-GAAP	9%	9%	10%	11%

Income (loss) from operations	$2,590	$3,875	$(16,745)	$5,117
Adjustments:
Equity-based compensation expense and related payroll taxes	27,071	15,935	94,906	64,704
Equity-based compensation (benefit) expense related to JUMP acquisition	(3,411)	1,821	13,172	1,821
Depreciation and amortization	2,593	1,640	9,929	5,139
Amortization of prepaid management fees and reimbursable expenses	698	694	2,592	2,486
Transaction expenses	441	384	2,052	1,711
Up-C structure expenses	—	—	—	158
Income from operations, non-GAAP	$29,982	$24,349	$105,905	$81,136
As a percentage of revenue, non-GAAP	30%	29%	29%	27%

Net loss	$(3,447)	$(1,967)	$(23,083)	$(6,695)
Adjustments:
Equity-based compensation expense and related payroll taxes	27,071	15,935	94,906	64,704
Equity-based compensation (benefit) expense related to JUMP acquisition	(3,411)	1,821	13,172	1,821
Depreciation and amortization	2,593	1,639	9,929	5,139
Tax receivable agreement expense	8,284	5,939	14,396	11,639
Amortization of prepaid management fees and reimbursable expenses	698	694	2,592	2,486
Transaction expenses	441	384	2,052	1,711
Up-C structure expenses	—	—	—	158
Tax impacts of adjustments to net loss(1)	(8,158)	(7,205)	(28,545)	(23,874)
Net income, non-GAAP	$24,071	$17,240	$85,419	$57,089
As a percentage of revenue, non-GAAP	24%	21%	23%	19%

Net income per share - basic, non-GAAP	$0.12	$0.09	$0.43	$0.31
Net income per share - diluted, non-GAAP	$0.10	$0.07	$0.33	$0.23

Weighted-average common shares outstanding - basic	206,193,802	190,015,070	199,691,873	185,560,683
Weighted-average common shares outstanding - diluted	252,215,606	252,020,192	255,750,590	249,664,138
(1)The non-GAAP effective tax rate was 25% and 29% for the three months and year ended December 31, 2023 and 2022, respectively, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP basic and diluted net income per share.